Third Quarter 2024 EARNINGS PRESENTATION November 7 | 2024

This document contains forward-looking statements. within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company’s representatives may also make forward-looking statements orally or in writing from time to time. Statements in this document that are not historical facts, including, statements about the Company’s beliefs and expectations, future financial performance, growth, and future prospects, the Company’s strategy, business and economic trends and growth, technological leadership and differentiation, potential and completed acquisitions, anticipated operating efficiencies and synergies and estimates of amounts for redeemable noncontrolling interests and deferred acquisition consideration, constitute forward-looking statements. Forward-looking statements, which are generally denoted by words such as “aim,” “anticipate,” “assume,” “believe,” “continue,” “could,” “create,” “develop,” “estimate,” “expect,” “focus,” “forecast,” “foresee,” “future,” “goal,” “guidance,” “in development,” “intend,” “likely,” “look,” “maintain,” “may,” “ongoing,” “opportunity,” “outlook,” “plan,” “possible,” “potential,” “predict,” “probable,” “project,” “should,” “target,” “will,” “would” or the negative of such terms or other variations thereof and terms of similar substance used in connection with any discussion of current plans, estimates and projections are subject to change based on a number of factors, including those outlined in this section. Forward-looking statements in this document are based on certain key expectations and assumptions made by the Company. Although the management of the Company believes that the expectations and assumptions on which such forward-looking statements are based are reasonable, undue reliance should not be placed on the forward-looking statements because the Company can give no assurance that they will prove to be correct. The material assumptions upon which such forward-looking statements are based include, among others, assumptions with respect to general business, economic and market conditions, the competitive environment, anticipated and unanticipated tax consequences and anticipated and unanticipated costs. These forward-looking statements are based on current plans, estimates and projections, and are subject to change based on a number of factors, including those outlined in this section. These forward-looking statements are subject to various risks and uncertainties, many of which are outside the Company’s control. Therefore, you should not place undue reliance on such statements. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update publicly any of them in light of new information or future events, if any. Forward-looking statements involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statements. Such risk factors include, but are not limited to, the following: • risks associated with international, national and regional unfavorable economic conditions that could affect the Company or its clients; • demand for the Company’s services, which may precipitate or exacerbate other risks and uncertainties; • inflation and actions taken by central banks to counter inflation; • the Company’s ability to attract new clients and retain existing clients; • the impact of a reduction in client spending and changes in client advertising, marketing and corporate communications requirements; • financial failure of the Company’s clients; • the Company’s ability to retain and attract key employees; • the Company’s ability to compete in the markets in which it operates; • the Company’s ability to achieve its cost saving initiatives; • the Company’s implementation of strategic initiatives; • the Company’s ability to remain in compliance with its debt agreements and the Company’s ability to finance its contingent payment obligations when due and payable, including but not limited to those relating to redeemable noncontrolling interests and deferred acquisition consideration; • the Company’s ability to manage its growth effectively; • the Company’s ability to identify, complete and integrate acquisitions that complement and expand the Company’s business capabilities and realize cost savings, synergies or other anticipated benefits of newly acquired businesses, or that even if realized, such benefits may take longer to realize than expected; • the Company’s ability to identify and complete divestitures and to achieve the anticipated benefits therefrom; • the Company’s ability to develop products incorporating new technologies, including augmented reality, artificial intelligence, and virtual reality, and realize benefits from such products; • the Company’s use of artificial intelligence, including generative artificial intelligence; • adverse tax consequences for the Company, its operations and its stockholders, that may differ from the expectations of the Company, including that future changes in tax laws, potential increases to corporate tax rates in the United States and disagreements with tax authorities on the Company’s determinations that may result in increased tax costs; • adverse tax consequences in connection with the Transactions, including the incurrence of material Canadian federal income tax (including material “emigration tax”); • the Company’s unremediated material weaknesses in internal control over financial reporting and its ability to establish and maintain an effective system of internal control over financial reporting, including the risk that the Company’s internal controls will fail to detect misstatements in its financial statements; • the Company’s ability to accurately forecast its future financial performance and provide accurate guidance; • the Company’s ability to protect client data from security incidents or cyberattacks; • economic disruptions resulting from war and other geopolitical tensions (such as the ongoing military conflicts between Russia and Ukraine and in the Middle East), terrorist activities and natural disasters; • stock price volatility; and • foreign currency fluctuations. Investors should carefully consider these risk factors, other risk factors described herein, and the additional risk factors outlined in more detail in our 2023 Form 10-K, filed with the Securities and Exchange Commission (the “SEC”) on March 11, 2024, and accessible on the SEC’s website at www.sec.gov, under the caption “Risk Factors,” and in the Company’s other SEC filings. FORWARD LOOKING STATEMENTS & OTHER INFORMATION 2

DEFINITIONS OF NON-GAAP FINANCIAL MEASURES 3 In addition to its reported results, Stagwell Inc. has included in this earnings presentation certain financial results that the Securities and Exchange Commission (SEC) defines as "non-GAAP Financial Measures." Management believes that such non-GAAP financial measures, when read in conjunction with the Company's reported results, can provide useful supplemental information for investors analyzing period to period comparisons of the Company's results. Such non-GAAP financial measures include the following: Pro Forma Results: The Pro Forma amounts presented for each period were prepared by combining the historical standalone statements of operations for each of legacy MDC and SMG. The unaudited pro forma results are provided for illustrative purposes only and do not purport to represent what the actual consolidated results of operations or consolidated financial condition would have been had the combination actually occurred on the date indicated, nor do they purport to project the future consolidated results of operations or consolidated financial condition for any future period or as of any future date. The Company has excluded a quantitative reconciliation of Adjusted Pro Forma EBITDA to net income under the “unreasonable efforts” exception in Item 10(e)(1)(i)(B) of Regulation S-K. 1) Organic Revenue: “Organic revenue growth” and “organic revenue decline” refer to the positive or negative results, respectively, of subtracting both the foreign exchange and acquisition (disposition) components from total revenue growth. The acquisition (disposition) component is calculated by aggregating prior period revenue for any acquired businesses, less the prior period revenue of any businesses that were disposed of during the current period. The organic revenue growth (decline) component reflects the constant currency impact of (a) the change in revenue of the partner firms that the Company has held throughout each of the comparable periods presented, and (b) “non-GAAP acquisitions (dispositions), net”. Non-GAAP acquisitions (dispositions), net consists of (i) for acquisitions during the current year, the revenue effect from such acquisition as if the acquisition had been owned during the equivalent period in the prior year and (ii) for acquisitions during the previous year, the revenue effect from such acquisitions as if they had been owned during that entire year (or same period as the current reportable period), taking into account their respective pre-acquisition revenues for the applicable periods, and (iii) for dispositions, the revenue effect from such disposition as if they had been disposed of during the equivalent period in the prior year. 2) Net New Business: Estimate of annualized revenue for new wins less annualized revenue for losses incurred in the period. 3) Adjusted EBITDA: defined as Net income excluding non-operating income or expense to achieve operating income, plus depreciation and amortization, stock-based compensation, deferred acquisition consideration adjustments, and other items. Other items include restructuring costs, acquisition-related expenses, and nonrecurring items. 4) Adjusted Diluted EPS is defined as (i) Net income (loss) attributable to Stagwell Inc. common shareholders, plus net income attributable to Class C shareholders, excluding amortization expense, impairment and other losses, stock-based compensation, deferred acquisition consideration adjustments, discrete tax items, and other items, divided by (ii) (a) the per weighted average number of common shares outstanding plus (b) the weighted average number of Class C shares outstanding (if dilutive). Other items includes restructuring costs, acquisition- related expenses, and non-recurring items, and subject to the anti-dilution rules. 5) Free Cash Flow: defined as Adjusted EBITDA less capital expenditures, change in net working capital, cash taxes, interest, and distributions to minority interests, but excludes contingent M&A payments. 6) Financial Guidance: The Company provides guidance on a non-GAAP basis as it cannot predict certain elements which are included in reported GAAP results. Included in this earnings presentation are tables reconciling reported Stagwell Inc. results to arrive at certain of these non-GAAP financial measures.

4 FINANCIAL Outlook Reiterating Full-Year 2024 Outlook 5% - 7% Organic Net Revenue Growth 4% - 5% Organic Net Revenue Growth ex. Advocacy $400M - $450M Adjusted EBITDA ~ 50% EBITDA Conversion on Free Cash Flow $0.75 - $0.88 In Adjusted Earnings Per Share Note: Guidance as of 11/07/2024. The Company has excluded a quantitative reconciliation with respect to the Company’s 2024 guidance under the “unreasonable efforts” exception in Item 10(e)(1)(i)(B) of Regulation S-K. See "Non-GAAP Financial Measures" below for additional information on definitions for Organic Net Revenue, Organic Net Revenue Ex-Advocacy, Adjusted EBITDA, Adjusted Earnings Per Share, and Free Cash Flow. Please refer to our investor website at stagwellglobal.com/investors for information on Forward Looking Statements and risk factors outlined in our 2023 Form 10-K, filed with the Securities and Exchange Commission (the “SEC”) on March 11, 2024, and accessible on the SEC’s website at www.sec.gov, under the caption “Risk Factors,” and in the Company’s other SEC filings.

T H I R D Q U A R T E R H I G H L I G H T S NET REVENUE: $580M | NET LEVERAGE RATIO: 3.5x | ADJ. EBITDA: $111M Expanding CAPABILITIES & REACH Accelerating GROWTH Investing IN TECHNOLOGY Achieving NEW BUSINESS RECORDS Closed 3 acquisitions in 3Q to expand global reach and digital capabilities BERA.ai adds AI-powered brand management technology LEADERS adds social capabilities and a global influencer tech platform based out of Tel Aviv Business Traveler enhances travel media offerings globally Announced closing of Consulum in early 4Q24, adding a leading government advisory consultancy to enhance our offering in the MENA region Record $101M of net new business wins in 3Q24, bringing LTM to $345M Secured largest new business win in the company's history with Adobe at 72andSunny and 4 other agencies The total number of wins increased 32% YoY; Average size of our wins above $1 million increased 74% Revenue growth of 15% year-over-year to $711 million Digital Transformation grew 25% over the prior period; Stagwell Marketing Cloud grew 30% over the prior period US posted 17% growth year-over-year Advocacy revenue grew 85% year-over-year Bolstered Code and Theory network with Instrument and Left Field Labs additions Leading AI transformation with deployments including in Gemini, Claude, Midjourney, Adobe Firefly, etc. Activated breakthrough AR tech from Stagwell Marketing Cloud's ARound for Los Angeles Rams and Minnesota United FC Wonder Cave saw continued growth, including a 500% increase in non-advocacy messaging from February to September 2024 Note: Net Leverage Ratio defined as Net Debt divided by LTM Adjusted EBITDA.

S U M M A R Y C O M B I N E D F I N A N C I A L S Note: Figures may not foot due to rounding. Three Months Ended September 30, Nine Months Ended September 30, 2024 2023 2024 2023 Net Revenue $ 580,193 $ 534,864 $ 1,667,039 $ 1,601,387 Billable Costs 131,088 82,709 385,469 270,895 Revenue $ 711,281 $ 617,573 $ 2,052,508 $ 1,872,282 Billable Costs 131,088 82,709 385,469 270,895 Staff costs 361,979 338,914 1,059,485 1,034,645 Administrative costs 69,556 62,339 206,253 196,846 Unbillable and other costs, net 37,489 31,842 113,713 104,737 Adjusted EBITDA $ 111,169 $ 101,769 $ 287,588 $ 265,159 Stock-based compensation 16,935 12,065 38,926 34,615 Depreciation and amortization 36,044 38,830 112,881 107,795 Deferred acquisition consideration 560 6,401 7,950 10,881 Impairment and other losses - - 1,715 10,562 Other items, net 15,851 10,731 36,576 30,069 Operating income (loss) $ 41,779 $ 33,742 $ 89,540 $ 71,237 Adjusted EBITDA margin (on net revenue) 19.2% 19.1% 17.3% 16.6% 6 $ in Thousands

3 Q 2 4 N E T R E V E N U E Note: Figures may not foot due to rounding. Three Months Ended September 30, 2024 Nine Months Ended September 30, 2024 Net Revenue Change Net Revenue Change Sept 30, 2023 $ 534,864 $ 1,601,387 Organic revenue 40,910 7.6% 56,679 3.5% Acquisitions (divestitures), net 3,612 0.7% 7,522 0.5% Foreign currency 807 0.2% 1,451 0.1% Total Change $ 45,329 8.5% $ 65,652 4.1% Sept 30, 2024 $ 580,193 $ 1,667,039 7 $ in Thousands

80.8% 6.9% 12.3% 3 Q 2 4 N E T R E V E N U E B Y G E O G R A P H Y Note: Figures may not foot due to rounding. 3Q Organic Growth Y/Y 8 % OF NET REVENUE Geography 3Q24 YTD United States 10.8% 5.2% United Kingdom (10.1)% (2.4)% Other (0.9)% (3.9)% TOTAL 7.6% 3.5% TOTAL EX-ADVOCACY 4.6% 1.0%

G L O B A L N E T W O R K 9 North America Latin America Europe Asia Pacific • Australia • China • Hong Kong • India • Indonesia • Japan • Malaysia • Philippines • Taiwan • Thailand • Singapore • South Korea Middle East & Africa • Austria • Belgium • Bulgaria • Italy • Latvia • Romania • Slovak Republic • Slovenia • Switzerland • Turkey • Ukraine • France • Germany • Netherlands • Poland • Spain • Sweden • United Kingdom • Argentina • Aruba • Bolivia • Brazil • Curacao • Colombia • Costa Rica • Dominican • Ecuador • El Salvador • Guatemala • Honduras • Jamaica • Nicaragua • Panama • Peru • Republic • Uruguay • Venezuela • Algeria • Bahrain • Egypt • Jordan • Kuwait • Lebanon • Libya • Morocco • Nigeria • Oman • Saudi Arabia • South Africa • Tunisia • United Arab Emirates Stagwell Affiliates COUNTRIES 34+ 75+ EMPLOYEES 12K+ 21K+ Stagwell’s Affiliate Network Significantly Expands Our Global Footprint • Canada • USA • Mexico Note: As of September 30, 2024.

O U R P R I N C I P A L C A P A B I L I T I E S Creativity & Communications Blue-Chip Customer Base Performance Media & Data Addressable on a Global Scale Consumer Insights & Strategy Tracking Across the Entire Consumer Journey Digital Transformation Building & Designing Digital Platforms & Technology 2 3 4 5 10 57% 3Q24Stagwell Marketing Cloud Group SaaS and DaaS Tools for the Modern Marketer 1 Notes: Digital Revenue Percentage is percentage of Total Net Revenue from Stagwell Marketing Cloud Group, Digital Transformation, Performance Media & Data, and Consumer Insights & Strategy capabilities

R E V E N U E G R O W T H B Y C A P A B I L I T Y Notes: Advocacy includes Targeted Victory, SKDK, and TMA Direct. Figures may not foot due to rounding. EBITDA includes corporate expenses, notionally allocated ratably across each capability. 3Q24 YTD Principal Capability Organic Revenue Growth Revenue Growth Organic Revenue Growth Revenue Growth Stagwell Marketing Cloud Group 27.7% 29.5% 16.2% 16.8% Digital Transformation 22.0% 24.8% 7.7% 10.0% Performance Media & Data 8.2% 9.2% 8.1% 8.9% Consumer Insights & Strategy 2.7% 6.9% (2.4)% (1.1)% Creativity & Communications 8.2% 10.6% 7.7% 9.9% TOTAL 12.8% 15.2% 7.7% 9.6% TOTAL EX-ADVOCACY 5.9% 8.6% 2.9% 4.9% % OF REVENUE 3Q 10% 25% 11% 7% 47%

N E T R E V E N U E G R O W T H B Y C A P A B I L I T Y Notes: Advocacy includes Targeted Victory, SKDK, and TMA Direct. Figures may not foot due to rounding. EBITDA includes corporate expenses, notionally allocated ratably across each capability. 3Q24 YTD Principal Capability Organic Net Revenue Growth Net Revenue Growth Organic Net Revenue Growth Net Revenue Growth Stagwell Marketing Cloud Group 23.3% 25.6% 11.1% 11.8% Digital Transformation 14.5% 17.7% 3.8% 6.6% Performance Media & Data 1.2% 2.4% 5.7% 6.6% Consumer Insights & Strategy 3.0% 7.1% (2.0)% (0.7)% Creativity & Communications 3.9% 2.5% 2.4% 1.4% TOTAL 7.6% 8.5% 3.5% 4.1% TOTAL EX-ADVOCACY 4.6% 5.5% 1.0% 1.6% % OF NET REVENUE 3Q 10% 26% 13% 8% 43%

A D J E B I T D A G R O W T H B Y C A P A B I L I T Y Note: Advocacy includes Targeted Victory, SKDK, and TMA Direct. Figures may not foot due to rounding. *EBITDA includes corporate expenses, notionally allocated ratably across each capability. **SMC includes Around AR, Prophet, CUE, Apollo, Epicenter, SmartAssets, Maru, Stagwell Cloud, Data2Brands QR Code, Leaders Principal Capability 3Q24 YTD Stagwell Marketing Cloud Group 16.3% (17.3)% Digital Transformation 27.5% 13.3% Performance Media & Data (24.0)% (6.4)% Consumer Insights & Strategy (11.2)% (1.0)% Creativity & Communications 7.9% 11.7% TOTAL 9.2% 8.5% TOTAL EX-ADVOCACY (6.8)% (6.7)% TOTAL EX-ADVOCACY EX-SMC** 8.2% 9.4% % OF ADJ. EBITDA* 3Q Adj. EBITDA* Growth Y/Y 4% 36% 7% 8% 45%

Three Months Ended, Nine Months Ended, Sept 30, 2024 Sept 30, 2023 % Change Sept 30, 2024 Sept 30, 2023 % Change Total Revenue $711 $618 15.2% $2,053 $1,872 9.6% Advocacy Revenue 99 54 84.6% 236 141 67.9% Total Ex Advocacy 612 564 8.6% 1,817 1,731 4.9% Three Months Ended, Nine Months Ended, Sept 30, 2024 Sept 30, 2023 % Change Sept 30, 2024 Sept 30, 2023 % Change Total Net Revenue $580 $535 8.5% $1,667 $1,601 4.1% Advocacy Net Revenue 56 38 47.7% 143 101 41.8% Total Ex Advocacy 524 497 5.5% 1,524 1,500 1.6% Three Months Ended, Nine Months Ended, Sept 30, 2024 Sept 30, 2023 % Change Sept 30, 2024 Sept 30, 2023 % Change Total Adj. EBITDA $111 $102 9.2% $288 $265 8.5% Advocacy Adj. EBITDA 28 12 126.7% 62 23 166.8% Total Ex Advocacy 83 90 (6.8)% 226 242 (6.7)% E X - A D V O C A C Y R E V E N U E , N E T R E V E N U E & A D J U S T E D E B I T D A Note: Advocacy includes Targeted Victory, SKDK, & TMA Direct. Actuals may not foot due to rounding $ in Millions NET REVENUE ADJ. EBITDA 14 REVENUE

N E W B U S I N E S S U P D A T E 15 PER CLIENT AT TOP 25 Notable Business WINS & EXPANSIONSNet New Business 3Q24 $101M LTM $345M Avg. Net Revenue 3Q24 $6.4M

S T A G W E L L M A R K E T I N G C L O U D G R O U P 16 Net Revenue1 1. Defined as GAAP Revenue minus Billable Costs – Includes both the Advanced Media Platform and Stagwell Marketing Cloud groups. In Millions. Net Revenue Adj. EBITDA Margin Advanced Media Platforms $44.5 15.5% Stagwell Marketing Cloud $14.7 (18.2)% TOTAL $59.3 7.2% GROWTH (y/y) 25.3% $47M $59M 3Q23 3Q24 $ in Millions

17 LIQUIDITY Available Liquidity (as of 9/30/2024) Commitment Under Credit Facility $ 640 Drawn 375 Letters of Credit 16 Undrawn Commitments Under Facility $ 249 Total Cash & Cash Equivalents 146 Total Available Liquidity $ 395 $ in Millions Note: Numbers may not foot due to rounding.

18 MAINTAINING DISCIPLINE AROUND Deferred Acquisition Costs REDUCED DAC BY $39M FROM FY23 YEAR-END BALANCE $134M $62M 3Q23 3Q24 Note: Numbers may not foot due to rounding.

A D J U S T E D E A R N I N G S P E R S H A R E Three Months Ended Sept 30, 2024 Nine Months Ended Sept 30, 2024 Reported (GAAP) Adjustments Non-GAAP Reported (GAAP) Adjustments Non-GAAP Net income attributable to Stagwell Inc. common shareholders $ 3,271 $ 19,762 $ 23,033 $ (976) $ 58,177 $ 57,201 Net income attributable to Class C Shareholders - 36,060 36,060 - 83,442 83,442 Net income – diluted EPS $ 3,271 $ 55,822 $ 59,093 $ (976) $ 141,619 $ 140,643 Weighted average number of common shares outstanding (diluted) 112,190 1,497 113,687 111,436 5,780 117,216 Weighted average number of common class C shares outstanding (diluted) - 151,649 151,649 - 151,649 151,649 Weighted average number of shares outstanding 112,190 153,146 265,336 111,436 157,429 268,865 Adjusted earnings per share (diluted) $ 0.03 $ 0.22 $ (0.01) $ 0.52 Adjustments to net income (loss) Amortization expense $ 28,659 $ 91,870 Impairment and other losses - 1,715 Stock-based compensation 16,935 38,926 Deferred acquisition consideration 560 7,950 Other items, net 15,851 36,576 Total add-backs 62,005 177,.037 Adjusted tax expense (15,615) (41,268) $ 46,390 135,769 Net loss attributable to Class C shareholders 9,432 5,850 $ 55,822 $ 141,619 19 $ and Shares in Thousands Note: Numbers may not foot due to rounding.

G A A P C O N S O L I D A T E D O P E R A T I N G P E R F O R M A N C E Revenue Cost of services Office & general expenses Depreciation & amortization Impairment & other losses Total operating expenses Operating income (Loss) Interest expense, net Foreign exchange, net Other, net Other income (expenses) Income tax expense (benefit) Income (loss) before equity in earnings of non-consolidated affiliates Equity in income (loss) of non-consolidated affiliates Net income (loss) Net income (loss) attributable to non-controlling & redeemable non-controlling interests Net income (loss) attributable to Stagwell Inc. common shareholders Earnings Per Share Basic Diluted Weighted Average Number of Shares Outstanding Basic Diluted Note: Numbers may not foot due to rounding. 20 $ and Shares in Thousands Three Months Ended Sept 30, 2024 2023 $ 711,281 $ 617,573 457,018 384,980 176,440 160,021 36,044 38,830 - - $ 669,502 $ 583,831 $ 41,779 $ 33,742 (23,781) (25,886) 1,312 (140) 249 (271) $ (22,220) $ (26,297) 5,691 4,324 $ 13,868 $ 3,121 (4) (4) $ 13,864 $ 3,117 (10,593) (2,464) $ 3,271 $ 653 $ 0.03 $ 0.01 $ 0.03 $ - 108,198 110,787 112,190 265,006 Nine Months Ended Sept 30, 2024 2023 $ 2,052,508 $ 1,872,282 1,340,456 1,201,309 507,916 481,379 112,881 107,795 1,715 10,562 $ 1,962,968 $ 1,801,045 $ 89,540 $ 71,237 (68,279) (67,755) (2,301) (2,288) (825) (467) $ (71,405) $ (70,510) 9,441 4,997 $ 8,694 $ (4,270) 503 (447) $ 9,197 $ (4,717) (10,173) 3,565 $ (976) $ (1,152) $ (0.01) $ (0.01) $ (0.01) $ (0.01) 111,436 118,772 111,436 274,864

C A P I T A L S T R U C T U R E Note: Share count assumes full conversion of Class C shares to Class A on a one-to-one basis. Numbers may not foot due to rounding 1. Excludes non-controlling interest of Stagwell Class C shareholders to reflect NCI balance pro forma for full conversion of Class C shares to Class A. 2. A portion of the DAC will be paid with approximately 3.0m shares assuming conversion as of 9/30/24. 3. Includes redeemable non-controlling interest and obligations in connection with profit interests held by employees. 4. Non-consolidated investments 5. Share Count does not include unvested stock grants, unsettled SARs or portion of DAC to be settled in stock. Pro Forma total share count as of 10/31/2024 would be 111.5m Class A shares, 151.6 Class C shares, 3.5m shares to settle DAC and 8.6m share-based awards, for a total of 275.3m shares outstanding. 6. Estimated shares to be issued upon the exercise of settled SAR awards using treasury method. Net Debt & Debt-Like ($M, as of 9/30/2024) Revolving Credit Facility $ 375 Bonds 1,100 NCI1 23 DAC2 62 RNCI3 34 Less: Investments4 15 Less: Cash 146 TOTAL NET DEBT & DEBT-LIKE $ 1,433 Share Count5 (Thousands, as of 10/31/2024) Class A 111,549 Class C (equal voting & economic rights to Class A) 151,649 Share-based awards6 8,602 DILUTED 271,800 21

22 APPLYING A PROVEN PLAYBOOK to scale Stagwell Marketing Cloud Group Building complementary software solutions leveraging the domain expertise and distribution channels already in place at Stagwell Advanced Media Platforms Proprietary & Premium Owned Media Channels Media Studio Solution for Modern Media Planners and Buyers Harris Quest Research Market Research Products by The Harris Poll PRophet Comms Tech AI-Driven Platform for Modern Communicators Digital Services Technology Digital Transformation Building Digital Platforms & Consumer Experiences Performance Media & Data Integrated Omnichannel Media, Data & E-Commerce Consumer Insights & Strategy Tracking Across the Consumer Journey Creativity & Communications Blue-Chip Customer Base 1 2 3 4

23 We've developed a proven strategy to develop and incubate new technologies, making informed product roadmap decisions based off agency clients while leveraging our world-class tech team STAGWELL MARKETING CLOUD GROUP Product Incubation Playbook WE BUILD ADVANCED PRODUCTS MORE EFFICIENTLY than the rest Faster Shared infrastructure + tech expertise DEVELOP & ITERATE FAST Cheaper World's most ambitious clients + upselling opportunities LOWER GO-TO-MARKET COSTS Better Proprietary data + the best marketers in the world INTERNAL TESTING & INSIGHTS THAT DELIVER BETTER PRODUCTS

24 REAL-TIME INSIGHTS Product Spotlight Customer Benefit Unlocking continuous brand tracking on an affordable, global, modern basis for research professionals

25 ARTIFICAL INTELLIGENCE Product Spotlight Customer Benefit Revolutionizing the PR process through AI, saving PR professionals from millions of tedious working hours

26 AUGMENTED REALITY Product Spotlight Customer Benefit Bringing a whole new level of stadium entertainment and fan engagement to sports and entertainment through shared AR

27 STAGWELL MARKETING CLOUD GROUP Pricing Model Modern, flexible pricing models that fit the needs and budgets for the modern marketer Subscription Pricing Annual SaaS contract Consumption Fee Data and media spend Advertising-Based Sponsorship fees

Thank You Contact Us: IR@StagwellGlobal.com